                                                                    EXHIBIT 10.3

                             SALIX HOLDINGS, LTD.
                            1996 STOCK OPTION PLAN


     1.   Purposes of the Plan.  The purposes of this 1996 Stock Option Plan are
          --------------------
to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

          Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a) "Administrator" shall mean the Board or any of its Committees
               -------------
appointed pursuant to Section 4 of the Plan.

          (b) "Applicable Laws" shall have the meaning set forth in
               ---------------
Section 4(a) below.

          (c) "Board" shall mean the Board of Directors of the Company.
               -----

          (d) "Code" shall mean the Internal Revenue Code of 1986, as amended,
               ----
or any successor thereto.

          (e) "Committee" shall mean the Committee appointed by the Board of
               ---------
Directors in accordance with Section 4(a) of the Plan, if one is appointed.

          (f) "Common Stock" shall mean the Common Stock of the Company.
               ------------

          (g) "Company" shall mean Salix Holdings, Ltd., a British Virgin
               -------
Islands International Business Company.

          (h) "Consultant" shall mean any person who is engaged by the Company
               ----------
or any Parent or Subsidiary to render consulting services and is compensated for such consulting services, and any director of the Company whether compensated for such services or not; provided that if and in the event the Company
                          --------
registers any class of any equity security pursuant to Section 12 of the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

          (i) "Continuous Status as an Employee or Consultant" shall mean the
               ----------------------------------------------
absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Administrator; provided that such leave is for
                                                --------
a period of not more than 90 days or reemployment upon the expiration of such leave is
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guaranteed by contract or statute.  For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute a termination of employment.

           (j) "Director" shall mean a member of the Board.
                --------

           (k) "Employee" shall mean any person, including officers and Named
                --------
Executives (including officers and Named Executives who are also directors), employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

           (l) "Exchange Act" shall mean the Securities Exchange Act of 1934,
                ------------
as amended.

           (m) "Fair Market Value" means, as of any date, the value of Common
                -----------------
Stock determined as follows:

                 (i) The fair market value shall be determined by the Board in its discretion; provided, however, that where there is a public market for the
                --------  -------
Common Stock, the fair market value per Share shall not be less than the closing price of the Common Stock on the Toronto Stock Exchange on the last business day preceding the date of grant. Such fair market value shall be priced in United States dollars converted at the then prevailing exchange rate between Canada and the United States.

                 (ii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

           (n) "Incentive Stock Option" shall mean an Option intended to
                ----------------------
qualify as an incentive stock option within the meaning of Section 422 of the Code.

           (o) "Named Executive" shall mean any individual who, on the last
                ---------------
day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

           (p) "Nonstatutory Stock Option" shall mean an Option not intended
                -------------------------
to qualify as an Incentive Stock Option.

           (q) "Officer" shall mean a person who is an officer of the Company
                -------
within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, or any successor thereto.

           (r) "Option" shall mean a stock option granted pursuant to the
                ------
Plan.

           (s) "Optioned Stock" shall mean the Common Stock subject to an
                --------------
Option.

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                (t) "Optionee" shall mean an Employee or Consultant who receives
                     --------
an Option.

                (u) "Parent" shall mean a "parent corporation," whether now or
                     ------
hereafter existing, as defined in Section 424(e) of the Code.

                (v) "Plan" shall mean this 1996 Stock Option Plan.
                     ----

                (w) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the
                     ----------
Exchange Act as the same may be amended from time to time, or any successor provision.

                (x) "Share" shall mean a share of the Common Stock, as adjusted
                     -----
in accordance with Section 14 of the Plan.

                (y) "Subsidiary" shall mean a "subsidiary corporation," whether
                     ----------
now or hereafter existing, as defined in Section 424(f) of the Code.

        3. Stock Subject to the Plan. Subject to the provisions of Section 14
            -------------------------
of the Plan, the maximum aggregate number of shares that may be optioned and sold under the Pl an is 1,150,000; provided that in no event shall the number of
                                   --------
shares that may be optioned and sold under the Plan exceed the sum of (i) 711,175 shares of Common Stock plus (ii) such number of shares as are subject to outstanding and unexercised stock options under the Company's 1994 Stock Plan, as of the date of adoption of this Plan by the stockholders, which options are thereafter canceled or otherwise terminated without exercise. The Shares may be authorized, but unissued, or reacquired Common Stock.

        If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.

        4. Administration of the Plan.
           ---------------------------

           (a) Composition of Administrator.
               ----------------------------

                (i)  Multiple Administrative Bodies. If permitted by Rule 16b-3,
                     ------------------------------
and by the legal requirements relating to the administration of incentive stock option plans, if any, of applicable securities laws and the Code (collectively, the "APPLICABLE LAWS"), the Plan may (but need not) be administered by different administrative bodies with respect to directors, officers who are not directors and Employees who are neither directors nor officers.

                (ii) Administration with respect to Directors and Officers. With
                     -----------------------------------------------------
respect to grants of Options to Employees or Consultants who are also officers or directors of the Company, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan and Section 162(m) of the Code as it app lies so as to qualify grants of Options to Named Executives as performance-based compensation, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted (I) in such a manner as to permit the Plan to comply with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan, (II) in such a manner as to qualify grants of Options to Named Executives as performance-based compensation under Section 162(m) of the Code and (III) in such a manner as to satisfy the Applicable Laws.

                 (iii) Administration with respect to Other Persons. With
                       --------------------------------------------
respect to grants of Options to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

                 (iv)  General. Once a Committee has been appointed pursuant to
                       -------
subsection (ii) or (iii) of this Section 4(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under subsection (ii), to the extent permitted by Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan, and to the extent required under Section 162(m) of the Code to qualify grants of Options to Named Executives as performance-based compensation.

           (b)  Powers of the Administrator. Subject to compliance with the
                ---------------------------
bylaws, rules, policies and requirements of the Alberta Stock Exchange or the Toronto Stock Exchange, as applicable, and further subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(m) of the Plan;

                (ii) to select the Employees and Consultants to whom Options may from time to time be granted hereunder;

                (iii) to determine whether and to what extent Options are granted hereunder;

                (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

                (v)   to approve forms of agreement for use under the Plan;

                 (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

                 (vii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period); and

                 (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

           (c) Effect of Administrator's Decision. All decisions, determinations
               ----------------------------------
and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

        5.  Eligibility.
            -----------

            (a) Nonstatutory Stock Options may be granted only to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options.

            (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

            (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

            (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

            (e) The terms of any Option shall comply with the rules and policies of any stock exchange on which the shares of the Company are then listed.

            (f) Not more than 50% of the total number of shares reserved under the Plan shall be allocated to any one participant under the Plan within any twelve calendar month period.

            (g) The maximum number of shares that may be allocated to any one participant upon the grant of stock Options may not exceed 5% of the issued and outstanding Common Stock at the time of grant.

        6.  Term of Plan.  The Plan shall become effective upon the earlier to
            ------------
occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 16 of the Plan.

        7.  Term of Option.  The term of each Option shall be the term stated in
            --------------
the Option Agreement; provided, however, that in the case of an Incentive Stock
                      --------  -------
Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement or as may be prescribed in the rules and policies of any stock exchange on which the shares of the Company are then listed. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

        8.  Limitation on Grants to Officers.  Subject to adjustment as provided
            --------------------------------
in this Plan and subject to the other limitations set forth herein:

            (a) The maximum number of Shares which may be granted under Options held by all Officers of the Company may not exceed 10% of the issued and outstanding shares of Common Stock at the time of grant (excluding shares issued pursuant to share compensation arrangements over the preceding 12-month period).

            (b) The maximum number of Shares which may be granted under Options to any one Officer and such Officer's associates in any 12 month period shall be 5% of the issued and outstanding Common Stock at the time of grant (excluding shares issued pursuant to share compensation arrangements over the preceding 12-month period).

            (c) The maximum number of Shares which may be granted under Options to Officers in any 12 month period shall be 10% of the issued and outstanding Common Stock at the time of grant (excluding shares issued pursuant to share compensation arrangements over the preceding 12-month period).

        9.  Option Exercise Price and Consideration.
            ---------------------------------------

            (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

                (i) In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant;

                    (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                (ii) In the case of a Nonstatutory Stock Option granted to a person who, at the time of the grant of such Option, is a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant;

            (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) other Shares that (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (4) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (5) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price, (6) any combination of the foregoing methods of payment, or (7) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. No Optionee shall receive financial assistance from the Company in connection with the exercise of any Option and the purchase price of the Common Stock issuable pursuant to any Option shall be paid in full prior to the issuance of such Common Stock. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

        10. Exercise of Option.
            ------------------

            (a) Procedure for Exercise; Rights as a Stockholder. Any Option
                -----------------------------------------------
granted hereunder shall be exercisable at such times and under such conditions as determined by the

Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

          An Option may not be exercised for a fraction of a Share .

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 14 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Status as an Employee or Consultant. In the event
              --------------------------------------------------
of termination of an Optionee's Continuous Status as an Employee or Consultant, such Optionee may, but only within thirty (30) days (or such other period of time, not exceeding three (3) months in the case of an Incentive Stock Option or six (6) months in the case of a Nonstatutory Stock Option, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the optionee does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

          (c) Disability of Optionee.  Notwithstanding the provisions of Section
              ----------------------
10(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her disability, he or she may, but only within twelve (12) months (or such other period of time not exceeding twelve (12) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          (d) Death of Optionee.   In the event of the death of an Optionee:
              -----------------

               (i) during the term of the Option who is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months (or such other period of time, not exceeding six (6) months, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant three (3) months (or such other period of time as is determined by the Administrator as provided above) after the date of death, subject to the limitation set forth in Section 5(b); or

               (ii) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

          (e) Rule 16b-3. Options granted to persons subject to Section 16(b) of
              ----------
the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

        11. Withholding Taxes. As a condition to the exercise of Options granted
            -----------------
hereunder, the Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of such Option. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

        12. Stock Withholding to Satisfy Withholding Tax Obligations.  At the
            --------------------------------------------------------
discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment, or (b) out of Optionee's current compensation, (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (ii) have a fair market value on the date of surrender equal to or less than Optionee's marginal tax rate times the ordinary income recognized, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "TAX DATE").

          Any surrender by an Officer or Director of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

      (a) the election must be made on or prior to the applicable Tax Date;

      (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

      (c) all elections shall be subject to the consent or disapproval of the Administrator;

      (d) if the Optionee is an Officer or Director, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

        13. Non-Transferability of Options. The Option may not be sold,
            ------------------------------
pledged,assigned, hypothecated, transferred, or disposed of in any manner.

        14. Adjustments Upon Changes in Capitalization or Merger.
            -----------------------------------------------------

            (a) Changes in Capitalization. Subject to any required action by the
                -------------------------
stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, the maximum number of shares of Common Stock for which Options may be granted to any employee under Section 8 of the Plan, and the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that
                                                 --------  -------
conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

            (b) Dissolution or Liquidation. In the event of the proposed
                --------------------------
dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

            (c) Merger or Sale of Assets. In the event of a proposed sale of all
                ------------------------
or substantially all of the Company's assets or a merger of the Company with or into another corporation where the successor corporation issues its securities to the Company's shareholders, each outstanding Option shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the successor corporation does not agree to assume the Option or to substitute an equivalent option or right, in which case such Option shall vest in its entirety and become exercisable as follows prior to the consummation of the merger or sale of assets. If the Option becomes fully exerciseable in lieu of assumption or substitution in the event of a merger or sale of assets in as provided in the preceding sentence, the Administrator shall notify the Optionee and the Option shall be fully exerciseable for a period of ten (10) days from the date of such notice, and will terminate upon the expiration of such period.

            (d) Certain Distributions.  In the event of any distribution to the
                ---------------------
Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

        15. Time of Granting Options.  The date of grant of an Option shall, for
            ------------------------
all purposes, be the date on which the Administrator makes the determination granting such Option or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

        16. Amendment and Termination of the Plan.
            -------------------------------------

            (a) Amendment and Termination.
                -------------------------

                (i) The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following
                                                  --------
revisions or amendments shall require approval of the stockholders of the Company in the manner described in Section 20 of the Plan:

                    (1) any revision or amendment requiring stockholder
             approval in order to preserve the qualification of the Plan under Rule 16b-3; or

                    (2) any change in the limitation on grants to employees as described in Section 8 of the Plan or other changes which would require stockholder approval to qualify Options granted hereunder as performance-based compensation under Section 162(m) of the Code.

                 (ii) The President and Chief Financial Officer may amend the Plan without approval of the Board in order to comply with the requirements of any stock exchange on which the Common Stock is listed, provided that any
                                                        --------
necessary prior approval of such stock exchange or under applicable securities laws is obtained.

            (b) Stockholder Approval. If any amendment requiring stockholder
                --------------------
approval under Section 13(a) of the Plan is made subsequent to the first registration of any class of equity securities by the Company under Section 12 of the Exchange Act, such stockholder approval shall be solicited as described in Section 20 of the Plan.

            (c) Effect of Amendment or Termination. Any such amendment or
                ----------------------------------
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

        17. Conditions Upon Issuance of Shares.  Shares shall not be issued
            ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (or any successor thereto), the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

        18. Reservation of Shares.   The Company, during the term of this Plan,
            ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

            The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        19. Option Agreement.   Options shall be evidenced by written option
            ----------------
agreements in such form as the Board shall approve.

        20. Stockholder Approval.
            --------------------

            (a) Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

            (b) In the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the stockholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

            (c) If any required approval by the stockholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than in the manner described in Section 20(b) hereof, then the Company shall, at or prior to the first annual meeting of stockholders held subsequent to the later of (1) the first registration of any class of equity securities of the Company under
Section 12 of the Exchange Act or (2) the granting of an Option hereunder to an officer or director after such registration, do the following:

                 (i) furnish in writing to the holders entitled to vote for the Plan substantially the same information that would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

                 (ii) file with, or mail for filing to, the Securities and Exchange Commission four copies of the written information referred to in subsection (i) hereof not later than the date on which such information is first sent or given to stockholders.

                            SALIX HOLDINGS, LTD.
                           1996 STOCK OPTION PLAN
                        NOTICE OF STOCK OPTION GRANT

______________________________

______________________________

______________________________


        You have been granted an option to purchase Common Stock of Salix Holdings, Ltd. (the "COMPANY") as follows:

Date of Grant                     ______________________

Vesting Commencement Date         ______________________

Exercise Price per Share          US$ __________________

Total Number of Shares Granted    ______________________

Total Exercise Price              US$ __________________

Type of Option:                   _________  Incentive Stock Option ("ISO")
                                  _________  Nonstatutory Stock Option ("NSO")

Term/ Expiration Date:            ____________________________________________

Vesting Schedule:   This Option may be exercised, in whole or in part, in
                    accordance with the following schedule:  _________________

                    __________________________________________________________

                    __________________________________________________________

Termination Period: Option may be exercised for 90 days after termination of
                    Continuous Status as an Employee or Consultant except as set out in Sections 7 and 8 of the Stock Option Agreement (but in no event later than the Expiration Date).

     By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 1996 Stock Option Plan and the Stock Option Agreement, all of which are attached and made a part of this document.


OPTIONEE:                     SALIX HOLDINGS, LTD.

                              By:
________________________         ______________________________

                              Title:
________________________            ___________________________
Print Name

                            SALIX HOLDINGS, LTD.

                           1996 STOCK OPTION PLAN
                           STOCK OPTION AGREEMENT


     1.   Grant of Option.  Salix Holdings, Ltd. a British Virgin Islands
          ---------------
International Business Company (the "COMPANY"), hereby grants to the Optionee named in the Notice of Grant (the "OPTIONEE"), an option (the "OPTION") to purchase a total number of shares of Common Stock (the "SHARES") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "EXERCISE PRICE") subject to the terms, definitions and provisions of the Salix Holdings, Ltd. 1996 Stock Option Plan (the "PLAN") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option.

          If designated an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

     2.   Exercise of Option.  This Option shall be exercisable during its term
          ------------------
in accordance with the Vesting Schedule set out in the Notice of Grant and with the provisions of Section 10 of the Plan as follows:

          (i)  Right to Exercise.
               -----------------

               (a) This Option may not be exercised for a fraction of a share.

               (b) In the event of Optionee's death, disability or other termination of employment or consulting relationship, the exercisability of the Option is governed by Sections 5, 6 and 7 below, subject to the limitation contained in subsection 2(i)(c).

               (c) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

          (ii) Method of Exercise.  This Option shall be exercisable by written
               ------------------
notice (in the form attached as EXHIBIT A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Chief Financial Officer of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

          No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

    3.    Method of Payment.  Payment of the Exercise Price shall be by any of
          -----------------
the following, or a combination thereof, at the election of the Optionee:

          i.  cash; or

         ii.  check; or

        iii.  surrender of other shares of Common Stock of the Company which
(A) in the case of Shares acquired pursuant to the exercise of a Company option, either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and
(B) have a fair market value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised; or

         iv. authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised; or

          v. delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price, or

         vi.  any combination of the foregoing methods of payment.

     4.   Restrictions on Exercise.  This Option may not be exercised until such
          ------------------------
time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("REGULATION G")as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     5.   Termination of Relationship.  In the event of termination of
          ---------------------------
Optionee's Continuous Status as an Employee or Consultant, Optionee may, to the extent otherwise so entitled at the date of such termination (the "TERMINATION DATE"), exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

     6.   Disability of Optionee.  Notwithstanding the provisions of Section 5
          ----------------------
above, in the event of termination of Optionee's Continuous Status as an Employee or Consultant as a result of his or her disability, Optionee may, but only within twelve (12) months from the date of termination of employment (but in no event later than the date of expiration of the term of this Option as set forth in Section 9 below), exercise this Option to the extent he or she was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

     7.   Death of Optionee.  In the event of the death of Optionee:
          -----------------

          (i) during the term of this Option and while an Employee or Consultant of the Company and having been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 9 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant three (3) months after the date of death; or

          (ii) within thirty (30) days after the termination of Optionee's Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 9 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     8.   Non-Transferability of Option.  This option may not be transferred
          -----------------------------
in any manner and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     9. Term of Option.  This Option may be exercised only within the term set
        --------------
out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option. The limitations set out in Section 8 of the Plan regarding Options designated as Incentive Stock Options and Options granted to more than ten percent (10%) shareholders shall apply to this Option.

    10. Taxation Upon Exercise of Option.  Optionee understands that, upon
        --------------------------------
exercising a Nonstatutory Stock Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares over the exercise price. However, the timing of this income recognition may be deferred for up to six months if Optionee is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"). If the Optionee is an employee, the Company will be required to withhold from Optionee's compensation, or collect from Optionee and pay to the applicable taxing authorities, an amount equal to a percentage of this compensation income. Additionally, the Optionee may at some point be required to satisfy tax withholding obligations with respect to the disqualifying disposition of an Incentive Stock Option. The Optionee shall satisfy his or her tax withholding obligation arising upon the exercise of this Option by one or some combination of the following methods: (i) by cash payment, or (ii) out of Optionee's current compensation, or (iii) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares which (a) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (b) have a fair market value on the date of surrender equal to or greater than Optionee's marginal tax rate times the ordinary income recognized, or (iv) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "TAX DATE").

  If the Optionee is subject to Section 16 of the Exchange Act (an "INSIDER"), any surrender of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act ("RULE 16B-3") and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

  All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (1) the election must be made on or prior to the applicable Tax Date;

          (2) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

          (3) all elections shall be subject to the consent or disapproval of the Administrator;

          (4) if the Optionee is an Insider, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

    11.   Tax Consequences.  Set forth below is a brief summary as of the date
          ----------------
of this Option of some of the U.S. federal and California tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (i) Exercise of ISO.  If this Option qualifies as an ISO, there will
              ---------------
be no regular U.S. federal income tax liability or California income tax liability upon the exercise of the

Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

          (ii)   Exercise of Nonstatutory Stock Option.  If this Option does not
                 -------------------------------------
qualify as an ISO, there may be a regular U.S. federal income tax liability and a California income tax liability upon the exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. If Optionee is an employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

          (iii)  Disposition of Shares.  In the case of an NSO, if Shares are
                 ---------------------
held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for U.S. federal and California income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for U.S. federal and California income tax purposes. If Shares purchased under an ISO are disposed of within such one-year period or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the fair market value of the Shares on the date of exercise, or (2) the sale price of the Shares.

          (iv)  Notice of Disqualifying Disposition of ISO Shares.  If the
                -------------------------------------------------
Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee from the early disposition by payment in cash or out of the current earnings paid to the Optionee.

                         Salix Holdings, Ltd.
                         a British Virgin Islands  International Business
                         Company

                         By:
                            -------------------------------------------------

                         Title:
                               ----------------------------------------------

  OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING

IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

  Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.


Dated:
       ________________________


                                     ________________________________
                                     Signature of Optionee

                                  EXHIBIT A
                                  ---------

                            SALIX HOLDINGS, LTD.
                           1996 STOCK OPTION PLAN

                                EXERCISE NOTICE



Salix Holdings, Ltd.
3600 W. Bayshore Road, Suite 205
Palo Alto, CA 94303
Attention:  Chief Financial Officer

     1. Exercise of Option.  Effective as of today, __________________________,
        ------------------
19__, the undersigned ("Optionee") hereby elects to exercise Optionee's option
                        --------
to purchase ___________ shares of the Common Stock (the "Shares") of Salix
                                                         ------
Holdings, Ltd. (the "Company") under and pursuant to the Company's 1996 Stock
                     -------
Option Plan, as amended (the "Plan") and the [  ] Incentive [  ] Nonstatutory
                              ----
Stock Option Agreement dated _____________________________ (the "Option
                                                                 ------
Agreement").
---------

     2. Representations of Optionees.  Optionee acknowledges that Optionee has
        ----------------------------
received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions. Optionee represents that Optionee is purchasing the Shares for Optionee's own account for investment and not with a view to, or for sale in connection with, a distribution of any of such Shares.

     3. Compliance with Securities Laws.  Optionee understands and acknowledges
        -------------------------------
that the Shares may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"), and, notwithstanding any other provision of the
                 --------
Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the 1933 Act, all applicable state securities laws and all applicable requirements of any stock exchange or over the counter market on which the Company's Common Stock may be listed or traded at the time of exercise and transfer. Optionee agrees to cooperate with the Company to ensure compliance with such laws.

     4. Federal Restrictions on Transfer.  Optionee understands that if the
        --------------------------------
Shares have not been registered under the 1933 Act, they cannot be resold and must be held indefinitely unless they are registered under the 1933 Act or unless an exemption from such registration is available and that the certificate(s) representing the Shares may bear a legend to that effect. Optionee understands that the Company is under no obligation to register the Shares and that an exemption may not be available or may not permit Optionee to transfer Shares in the amounts or at the times proposed by Optionee. Specifically, Optionee has been advised that Rule 144 promulgated under the 1933 Act, which permits certain resales of unregistered securities, is not presently available with respect to the Shares and, in any event requires that the Shares be paid for and then be held for at a specified period before they may be resold under Rule 144.

     5. Rights as Shareholder.  Until the stock certificate evidencing such
        ---------------------
Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan.

     6. Tax Consultation.  Optionee understands that Optionee may suffer adverse
        ----------------
tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     7. Restrictive Legends and Stop-Transfer Orders.
        --------------------------------------------

         (a) Legends.  Optionee understands and agrees that the Company shall
             -------
cause the legends set forth below, or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

         (b) Stop-Transfer Notices.  Optionee agrees that, in order to ensure
             ------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

         (c) Refusal to Transfer.  The Company shall not be required (i) to
             -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     8. Market Standoff Agreement.  In connection with an underwritten public
        -------------------------
offering of the Company's securities and upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, Optionee hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters; provided, however, that
                                                        --------  -------
the Optionee need not so agree unless a majority of the Company's officers and directors and a majority of the holders of at least 5% of the Company's outstanding securities also agree to be similarly bound.

     9. Successors and Assigns.  The Company may assign any of its rights under
        ----------------------
this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

    10. Interpretation.  Any dispute regarding the interpretation of this
        --------------
Agreement shall be submitted by Optionee or by the Company forthwith to the Company's Board of Directors or the committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Optionee.

    11. Governing Law; Severability.  This Agreement shall be governed by and
        ---------------------------
construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

    12. Notices.  Any notice required or permitted hereunder shall be given in
        -------
writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

    13. Further Instruments.  The parties agree to execute such further
        -------------------
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

    14. Delivery of Payment.  Optionee herewith delivers to the Company the full
        -------------------
Exercise Price for the Shares.

    15. Entire Agreement.  The Plan and Notice of Grant/Option Agreement are
        ----------------
incorporated herein by reference. This Agreement, the Plan and the Notice of Grant/Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and is governed by California law except for that body of law pertaining to conflict of laws.


Submitted by:                       Accepted by:

OPTIONEE:                           SALIX HOLDINGS, LTD.



__________________________________  By:
Signature                               _____________________________

                                    Its:
                                         ____________________________


Name:
     _____________________________
                                    Address:   3600 W. Bayshore Rd, Suite 205
Address: _________________________             Palo Alto, CA 94303
                                               Attn: Chief Financial Officer


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